                  CHICAGO
                  MILWAUKEE
                  CORPORATION
------------------------------------------------------------------------------













                  1995 ANNUAL REPORT

                        REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of
  Chicago Milwaukee Corporation

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Chicago Milwaukee Corporation as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1992 were audited by auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and the financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investment owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 1 to the financial statements the Board of the Company approved a plan for liquidation and redeemed all outstanding shares of the Company's common stock.

     In our opinion, the financial statements and fianancial highlights referred to above present fairly, in all material respects, the financial position of Chicago Milwaukee Corporation at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                              Ernst & Young LLP



Chicago, Illinois
February 20, 1996

                         CHICAGO MILWAUKEE CORPORATION
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS
Investment, at value (cost $2,061,098)............................  $2,061,098
Cash..............................................................     115,439
                                                                    ----------
   Total Assets...................................................   2,176,537

LIABILITIES
Estimated costs through date of complete liquidation..............   2,176,537
                                                                    ----------
   Total Liabilities..............................................   2,176,537

NET ASSETS........................................................  $      ---
                                                                    ==========
COMMON SHARES OUTSTANDING.........................................         ---
                                                                    ==========
NET ASSET VALUE PER COMMON SHARE..................................  $      ---
                                                                    ==========


                See accompanying Notes to Financial Statements

                         CHICAGO MILWAUKEE CORPORATION
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995


Investment Income:
  Interest..............................................            $   915,448

Expenses:
  Compensation and benefits.............................    180,038
  Directors fees and expenses...........................      7,570
  Professional fees.....................................    420,200
  Advisory fees.........................................     32,989
  Custodian fees........................................     (4,363)
  Insurance.............................................     56,163
  Fund termination expenses.............................  1,752,080
  Other general and administrative expenses.............     34,843
                                                          ---------
    Total Expenses......................................              2,479,520
                                                                    -----------

    Net Investment Loss.................................             (1,564,072)


Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on sale of investments..............    (95,674)
  Net change in unrealized depreciation on investments..    370,057
                                                          ---------

    Net Realized and Unrealized Gain on Investments.....                274,383
                                                                    -----------

    Net Decrease in Net Assets..........................            $(1,289,689)
                                                                    ===========


               See accompanying Notes to Financial Statements

                         CHICAGO MILWAUKEE CORPORATION
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                1995           1994
                                                            -------------  -------------
Operations:
    Net investment (loss) income..........................  $ (1,564,072)  $  4,928,252
    Net realized loss on sales of investments.............       (95,674)    (2,848,349)
    Net change in unrealized depreciation on investments..       370,057       (248,406)
                                                            ------------   ------------
    Net increase (decrease) in Net Assets Resulting from
    Operations............................................    (1,289,689)     1,831,497
                                                            ------------   ------------

Distributions to Stockholders:
   From Net Investment Income.............................      (734,142)    (2,438,749)
   From Realized Gains on Investments.....................           ---        (11,651)
   Liquidating Distribution...............................   (35,867,614)           ---
                                                            ------------   ------------
       Total Distributions to Stockholders................   (36,601,756)    (2,450,400)
                                                            ------------   ------------

Capital Share Transactions:
   Redemptions............................................   (11,205,327)   (56,166,685)
                                                            ------------   ------------

Total Decrease in Net Assets..............................   (49,096,772)   (56,785,588)
Net Assets at Beginning of Year...........................    49,096,772    105,882,360
                                                            ------------   ------------
Net Asset at End of Year (including undistributed
net investment income of $0 at December 31, 1995
and $ 826,223 at December 31, 1994).......................  $       ---    $ 49,096,772
                                                            ===========    ============

               See accompanying Notes to Financial Statements

                         CHICAGO MILWAUKEE CORPORATION
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                       Principal
FIXED INCOME SECURITIES                                 Amount        Value
                                                        ------        -----
US Treasury Obligations
-----------------------
U. S. Treasury Bill, due 2/15/96 (cost $2,061,098)..  $2,075,000   $ 2,061,098

OTHER ASSETS AND LIABILITIES, NET...................                (2,061,098)
                                                                   -----------
NET ASSETS..........................................               $      ---
                                                                   ===========

               See accompanying Notes to Financial Statements

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 1.  PLAN OF LIQUIDATION

On May 8, 1995, the Board of Directors of the Company adopted a plan of complete liquidation of the Company. Pursuant to the plan of liquidation and the Company's Articles of Incorporation, the Company redeemed all outstanding shares of its common stock held by stockholders of record at the close of business on May 22, 1995 (Liquidating Distribution Date), at a redemption price of $133.92 per share, which was the net asset value per share at the close of business on such date.

The Company will seek to terminate its registration as an investment company. Any assets of the Company available for distribution pursuant to the plan of complete liquidation, after satisfaction of the Company's liabilities and expenses, will subsequently be distributed to the stockholders who received the initial liquidating distribution payment.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Estimated costs through date of complete liquidation:
-----------------------------------------------------

As a result of the Company's adoption of its plan of complete liquidation, the Company has established a liability which is presented at estimated final settlement amounts, including estimated costs associated with carrying out the liquidation. Preparation of the financial statements requires significant assumptions by management, including assumptions regarding the amounts that creditors would agree to accept in settlement of obligations due them, the estimate of liquidation costs to be incurred and the resolution of contingent liabilities resulting from the liquidation. There may be differences between the assumptions and the actual results because events and circumstances frequently do not occur as expected. Those differences, if any, could result in a change in the net assets recorded in the statement of net assets as of December 31, 1995.

Separate reporting:
------------------

The financial statements reflect the activities of Chicago Milwaukee Corporation (the "Company"). Previous Chicago Milwaukee Corporation annual reports through December 31, 1992 included the activities of Milwaukee Land Company ("MLC") on a consolidated basis. See Note 4.

Security valuation:
------------------

Investments are stated at "value." Fixed-income securities are valued at the most recent bid quotation. U.S. Treasury bills are valued at amortized cost, which approximates market value.

Investment transactions and investment income:
---------------------------------------------

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on investment transactions are reported on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities.

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


Common shares valuation:
-----------------------

Prior to the Liquidating Distribution Date shares of Chicago Milwaukee Corporation common shares were redeemed by stockholders on a continuous basis at the net asset value per share. On each day the New York Stock Exchange (the"Exchange") was open for trading, the net asset value per share was determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Company's investments and other assets, less liabilities, by the number of common shares outstanding.

In accordance with the plan of liquidation, all issued and outstanding common stock at the Liquidating Distribution Date were redeemed by stockholders at the net asset value at that date (Note 1).

Federal income taxes:
--------------------

Beginning with 1991, the Company elected to be taxed as a "regulated investment company" for Federal income tax purposes. The Company has complied with the special provisions of the Internal Revenue Code applicable to investment companies and, therefore, no federal income tax provision is required.

Dividends and distributions to stockholders:
-------------------------------------------

Dividends and distributions payable to the Company's stockholders are recorded by the Company on the ex-dividend date.


NOTE 3.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

At the close of business on June 27, 1990, the Company and MLC transferred to CMC Heartland Partners ("CMC"), at the direction of Heartland Partners, L.P. ("Heartland"), substantially all of their respective real estate properties and certain miscellaneous assets and liabilities related to these properties.

In connection with the real estate transfer, Heartland and CMC have assumed primary responsibility and liability for the resolution and satisfaction of most of the liabilities for (i)claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation, formerly a wholly owned subsidiary of the Company, and previously named the Chicago, Milwaukee, St paul and Pacific Railroad Company (the "Railroad"), (ii)certain other contingent liabilities with respect to the properties transferred to CMC arising after the consummation of such plan, and (iii)the costs and expenses incurred in resolving such plan and other contingent liabilities (collectively, the "Plan Liabilities"). The Company was required to contribute to Heartland, over time, cash in the amount of $18.1 million ("Deferred Capital Contribution"), plus interest, for settlement of the Plan Liabilities. In consideration of such commitment, Heartland issued to the Company a Class B limited partnership interest (the "Class B Interest"). On August 28, 1990 and February 15, 1991, pursuant to an authorization of the Board of Directors of the Company on May 7, 1990, the Company made additional capital contributions to Heartland of approximately $3. 6 million in the aggregate, representing an increase in the Company's Class B Interest in Heartland. In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities are specially allocated 99% to the holder of the Class B Interest and 1% to MLC as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. The Company paid interest on the undrawn balance of the Deferred Capital Contribution at the average one year U.S. Treasury bill rate as in effect from time to time, payable monthly. On June 30, 1993 the Company paid the $7.9 million remaining outstanding balance of the $18.1 million Deferred Capital Contribution and related accrued interest.

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


The Class B Interest was transferred to MLC on June 30, 1993 in a transaction related to the Company's conversion to an open-end management investment company. (See Note 4)

Pursuant to a management agreement, CMC was required to pay to the Company an annual management fee in the amount of approximately $425,006. In the discretion of Heartland, the management fee may be accrued and not paid for up to 5 full years after the real estate transfer. Effective July 1, 1993 the Company transferred its rights and obligations under the management agreement to MLC. CMC paid the Company the $1,272,657, representing accrued management fee due and owing to the Company under the management agreement through the date of payment and $234,418 in reimbursement of Heartland's organization expenses.

For the year ended December 31, 1995, the Company paid CMC Heartland approximately $20,000 for staff salary and operating expense allocations. Included in estimated costs through the date of complete liquidation are amounts reimbursable to CMC Heartland of $23,689, for fees and expenses.

NOTE 4.  CONVERSION TO AN OPEN-END MANAGEMENT INVESTMENT COMPANY

On May 12, 1993, the Company's shareholders approved the conversion (the "Conversion) of the Company from a closed-end management investment company to an open-end management investment company under the Investment Company Act of 1940, as amended. The Conversion was effected on June 30, 1993.

As part of the Conversion, the Company redeemed its outstanding preferred stock, sold its waste water treatment plant to Heartland for its fair market value, and paid Heartland the balance of the Deferred Capital Contribution. In addition, the Company transferred to MLC, as a capital contribution, the Company's rights and obligations pursuant to the 1990 Management Agreement with Heartland, its Class B Interest in Heartland, and all of its remaining illiquid assets and certain of its contingent liabilities.

After the close of business on June 30, 1993, the Company distributed to its shareholders, on a pro-rata basis and without consideration, all of the shares of common stock of MLC, at the rate of one share of MLC for each share of the Company's common stock that was held as of June 18, 1993, the record date for the distribution.

The Company changed its state of incorporation from Delaware to Maryland on December 31, 1993.

NOTE 5.  CAPITAL SHARE TRANSACTIONS

On May 9, 1995, the Company paid dividends of ordinary income of $2.73 per share to holders of record at the close of business on May 8, 1995.

On May 23, 1995, the Company paid a liquidating distribution of $133.92 per share to holders of record on May 22, 1995 (Note 1).

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


The following table summarizes the redemption activity in common shares and dollars of the Company:

                                          SHARES             AMOUNT
                                          ------             ------
                                         Year Ended December 31, 1995
Redeemed................................  79,417         $ 11,205,327
                                         ----------------------------
                                         Year Ended December 31, 1994
Redeemed................................ 385,475         $ 56,166,685

NOTE 6.  LEGAL PROCEEDINGS AND CONTINGENCIES

In connection with the separation of its real estate properties from its investment activities in June 1990, the Company transferred to Heartland and CMC (collectively, the "Real Estate Partnerships"), and the Real Estate Partnerships jointly and severally agreed to assume and become primarily responsible for, certain fixed and contingent obligations for which the Company was, or in the future might become, liable. These obligations were comprised of most of the liabilities for claims remaining under the plan of reorganization of the Railroad, and certain liabilities relating to the real estate properties transferred by the Company and MLC to the Real Estate Partnerships (such liabilities being hereinafter referred to as the "Heartland Assumed Liabilities"). At the time of the real estate separation, the Company estimated the Heartland Assumed Liabilities to be in the amount of approximately $12.1 million.

In consideration of the Real Estate Partrnership assumption of the Heartland Assumed Liabilities and the issuance to the Company of the Class B Interest, the Company contributed to Heartland cash in the aggregate amount of $18.1 million, plus interest. Heartland had available reserves of approximately $2.5 million as of December 31 ,1995 which are estimates of future costs that may be incurred in respect of the Heartland Assumed Liabilities. Actual payments in respect of the Heartland Assumed Liabilities may exceed such amount.

Included in the Heartland Assumed Liablities are knowm environmental liabilities associated with certain of the real estate properties transferred to the Real Estate Partnerships arising out of the activities of the Railroad or certain of its lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad. The Company and/or the Real Estate Partnerships have been notified by governmental agencies of potential liabilities inconnection with certain of these real estate properties. Decscriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

The Company did not seek any releases from third party obligees in respect of the Heartland Assumed Liabilities and, accordingly, the Company remains liable to such obligees for any amounts that may in the future become due and owing in respect of such liabilities. The Real Estate Partnerships have agreed to indemnify and hold the Company harmless from any and all damages, costs or expenses that the Company may incur in connection with the Heartland Assumed Liabilities. Further, as the general partner of the Real Estate Partnerships, MLC would be liable to the Company in respect of any such amounts to the extent that the Real Estate Partnerships do not perform and satisfy their respective indemnification obligations.

In connection with the Conversion and the transaction related thereto, the Company transferred to MLC, and MLC agreed to become primarily liable for, any obligation for which the Company is or may become liable (the "MLC Assumed Liablilities") arising out of any matters existing on or occurring prior to the effective time of the Conversion other than (i) the Heartland Assumed Liabilities, (ii) liabilities directly related to the Company's business of investing and managing its investment securities, (iii) certain litigation then pending against the Company and subsequently dismissed, or (iv) any liabilities relating to federal, state, local or foreign income or other tax matters.

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

As is the case with the Heartland Assumed Liabilities, the Company has not and will not seek any release from third party obligees in respect of the MLC Assumed Liabilities and, accordingly, the Company remains liable to such obligees for any amounts that may in the future become due and owing in respect of such liabilities. Prior to the effective time of the Conversion, the Company and MLC entered into an agreement pursuant to which MLC agreed to indemnify and hold the Company harmless from any and all damages, costs or expenses that the Company may incur in connection with the MLC Assumed Liabilities.

Based on its knowledge of the Heartland Assumed Liabilities and the MLC Assumed Liabilities, and the current financial condition of Heartland, CMC and MLC, and in consideration of all other relevant factors, the Company believes that Heartland, CMC and MLC together will have sufficient assets to fully satisfy any future claims that may be made in respect of the Heartland Assumed Liabilities and the MLC Assumed Liabilities and that the Company will not be required to expend any amounts in connection therewith. Accordingly, the Company did not establish any reserves in respect of these liabilities.

NOTE 7.  DIRECTORS AND OFFICERS COMPENSATION

On June 17, 1985, as part of the employment agreement between the Company and its chief executive officer (the "Agreement"), the Company granted to its chief executive officer, "phantom share units" at $143.75 per share in respect of 7,500 shares. By amendment to the Agreement, on January 19, 1988, the Company granted additional units to its chief executive officer at $134.25 in respect of 7,500 shares. Such units entitled the officer to payment on or before July 5, 1991 of the excess, if any, of the value of such common shares on July 1, 1991 adjusted for dividend payments, stock dividends, etc., over the prices indicated above. On June 26, 1991, in connection with an amendment to the Agreement extending the officer's employment term to June 30, 1994, the measurement date was changed to July 1, 1994 and the payment date was revised from on or before July 5, 1991 to on or before July 5, 1994. On June 29, 1994, in connection with an amendment to the Agreement further extending the officer's employment term to June 30, 1996, the measurement date was changed to September 30, 1994 and the payment date was changed to on or before October 5, 1994 with respect to the 7,500 phantom units granted on June 17, 1985. The measurement date and payment date for the 7,500 phantom units granted on January 19, 1988 were changed to the last day of the officer's employment with the Company, pursuant to the Agreement, and on or before the fifth day following the officer's last day of employment with the Company, pursuant to the Agreement, respectively.

The Company included changes in the adjusted net asset value subsequent to the measurement date as a component of compensation expense in the statement of operations. During 1995, compensation expense included $12,550 due to an increase in the adjusted net asset value relating to the phantom share units. Payment of $498,225 with respect to the phantom units granted on January 17, 1985 was made on October 3, 1994. The remaining liability with respect to the phantom units granted on January 19, 1988 was $536,775 at December 31, 1995.

Included in the estimated costs through date of complete liquidation is an accrual for $713,345 relating to a former officer of the Railroad.

NOTE 8.  NET ASSETS

As a result of the Company's adoption of its plan of complete liquidation and its liquidating distribution in May, 1995, there are no net assets at December 31, 1995.

At the Liquidating Distribution Date undistributed net investment losses of $1,471,991 and undistributed net realized losses of $2,944,023 were reclassified to Paid-in capital as there is no future benefit of these amounts for tax purposes.

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 9.  INVESTMENT SERVICES

The Company paid advisory fees in the amount of $32,989, for investment advisory services during 1995 under a revised agreement with OFFITBANK, a nonaffiliated investment advisor. The Company terminated such agreement in connection with its plan of complete liquidation and the redemption of all outstanding shares of its common stock.


NOTE 10.  INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 1995, excluding any money market investments, are as follows:

     Purchases......................  $18,078,040
     Proceeds from Sales............  $66,906,988

The cost of investments at December 31, 1995 for federal income tax purposes was $2,061,098.

                         CHICAGO MILWAUKEE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995


NOTE 11.  FINANCIAL HIGHLIGHTS

  The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the years presented.

                                        1995             1994                 1993           1992           1991
                                       -------       -------------       -------------  -------------  -------------
PER SHARE OPERATING
 PERFORMANCE: (d)
Net Asset Value, Beginning
 of period..........................   $141.39       $     144.51        $     149.35   $     151.49   $     145.91
Net Investment Income (a)...........     (6.27)(e)          14.19                8.11           8.43          13.24
Net Gains or Losses on Securities
 both realized and unrealized (b)...      1.53             (10.71)                .51           1.39           5.22
                                       -------       ------------        ------------   ------------   ------------
Total From Investment
 Operations.........................     (4.74)              3.48                8.62           9.82          18.46

Less Distributions:
  To Preferred Shareholders.........       ---                ---                 .10(c)         .54            .78
  To Common Shareholders............      2.73 (c)           6.58(c)             2.93(c)        7.26          11.11
Distributions (from capital gains)
  To Preferred Shareholders.........       ---                ---                 .35(c)         .30            .06
  To Common Shareholders............       ---                .02(c)            10.08(c)        3.86            .93
Liquidating distribution to
 Common Shareholders................    133.92 (c)            ---                 ---            ---            ---
                                       -------       ------------        ------------   ------------   ------------
Total Distributions.................    136.65               6.60               13.46          11.96          12.88
                                       -------       ------------        ------------   ------------   ------------
Net Asset Value, End of
 Period.............................  $    ---            $141.39        $     144.51   $     149.35   $     151.49
                                      ========       ============        ============   ============   ============
Total Investment Return:............     (3.35)%             2.41%              10.59%         16.07%         17.94%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period...........  $    ---       $ 49,096,772        $105,882,360   $277,468,595   $281,038,250
Ratio of Expenses to Average
  Net Assets........................      4.39%(f)           1.09%              1.30%           1.24%          1.46%
Ratio of Net Investment Income to
  Average Net Assets................      1.13%(f)           5.88%              3.33%           4.90%          6.03%
Portfolio Turnover Rate.............           (g)          79.47%            207.01%          76.03%        172.77%

(a) Unless otherwise noted, per share figures are based on the number of common shares outstanding at the end of the year.
(b) Includes net effect of repurchases and redemptions of common and preferred stock at market value.
(c) Per share figures for 1993,1994 and 1995 distributions are based on the number of common shares outstanding at the date of distribution.
(d) Years prior to 1993 have not been adjusted to reflect the transaction described in Note 4 to Financial Statements.
(e) Based on 267,827, the number of common shares outstanding prior to May
    22, 1995, liquidation.
(f) Excludes fund termination expense of $1,752,080 which represents estimated remaining expenses to be incurred through final liquidation. In addition, ratios have been determined on an annualized basis. Inclusion of fund termination expenses would result in a ratio of expenses to average net assets of 5.25% and a ratio of net investment loss to average net assets of (3.31)%.
(g) Not meaningful.

                         CHICAGO MILWAUKEE CORPORATION


BOARD OF DIRECTORS                       CHICAGO MILWAUKEE CORPORATION

ROBERT S. DAVIS                          An open-end mutual fund NASDAQ
Consultant                               symbol CHGMX

CLARENCE G. FRAME                        547 W. Jackson Boulevard
Chairman of the Board                    Chicago, Illinois 60661
Chicago Milwaukee Corporation            (312) 822-0400

EDWIN JACOBSON                           Investment Adviser
President and Chief Executive Officer    OFFITBANK
Chicago Milwaukee Corporation            520 Madison Avenue
                                         New York, New York 10022
EZRA K. ZILKHA
President, Zilkha & Sons, Inc.           Custodian,
                                         Transfer Agent,
OFFICERS                                 Stock Registrar,
                                         Dividend Disbursing Agent,
CLARENCE G. FRAME                        and Redemption Agent
Chairman of the Board                    Norwest Bank Minnesota, N.A.
                                         Mutual Fund Services - Transfer Agent
EDWIN JACOBSON                           MS 0040
President and Chief Executive Officer    733 Marquette Avenue, Fifth Floor
                                         Minneapolis, Minnesota 55479-0040
LEON F. FIORENTINO                       (800) 767-0096
Vice President-Fiance,
Secretary and Treasurer                  Independent Auditors
                                         Ernst & Young, LLP
LAWRENCE S. ADELSON                      233 S. Wacker Drive
Vice President and                       Chicago, Illinois 60606
General Counsel and
Assistant Secretary

DAVID L. KOZISEK
Assistant Treasurer